United States
Securities and Exchange Commission

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  July 21, 2004

Nature’s Sunshine Products, Inc.

(Exact name of registrant as specified in its charter)

Utah	0-8707	87-0327982
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

75 East 1700 South Provo, Utah 84606
(Address of principal executive offices) (Zip Code)

(801) 342-4300
(Registrant’s telephone number, including area code)

Item 7.  Financial Statements and Exhibits.

(c)           The following exhibit is being furnished herewith:

99.1         Press release issued by Nature’s Sunshine Products, Inc. dated July 21, 2004.*

*  This information shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, and shall not be deemed incorporated by reference in any filing with the Securities and Exchange Commission under the Securities Exchange Act of 1934 or the Securities Act of 1933, whether made before or after the date hereof and irrespective of any general incorporation language in any filings.

Item 12.  Results of Operations and Financial Condition.

The information contained in this Item 12 and the exhibit hereto are being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, and shall not be deemed incorporated by reference in any filing with the Securities and Exchange Commission under the Securities Exchange Act of 1934 or the Securities Act of 1933, whether made before or after the date hereof and irrespective of any general incorporation language in any filings.

On July 21, 2004, the Registrant issued a press release regarding its financial results for its fiscal quarter ended June 30, 2004.  A copy of the press release is attached as Exhibit 99.1.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

July 21, 2004

By:

 NATURE’S SUNSHINE PRODUCTS, INC.

/s/ Craig D. Huff
Name:	Craig D. Huff
Title:	Chief Financial Officer and Secretary

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EXHIBIT INDEX

Number	Exhibit

99.1	Text of press release issued by Nature’s Sunshine Products, Inc. dated July 21, 2004.*

*  This information shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, and shall not be deemed incorporated by reference in any filing with the Securities and Exchange Commission under the Securities Exchange Act of 1934 or the Securities Act of 1933, whether made before or after the date hereof and irrespective of any general incorporation language in any filings.